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                                                                    EXHIBIT 10.1


                          OMNIBUS AMENDMENT AGREEMENT


          This Omnibus Amendment Agreement dated as of September 6, 2000 ("Amendment") is entered into with reference to (a) the Second Amended and Restated Loan Agreement dated as of April 7, 2000, (b) the 364-Day Loan Agreement dated as of April 7, 2000, and (c) the Term Loan Agreement dated as of April 10, 2000 (collectively, the "Loan Agreements"), n each case among MGM Grand, Inc., a Delaware corporation (now known as MGM MIRAGE and referred to herein as "Borrower"), MGM Grand Atlantic City, Inc., a New Jersey corporation ("Atlantic City"), MGM Grand Detroit, LLC, a Delaware limited liability company ("Detroit"), as Co-Borrowers, the Banks named therein, and Bank of America, N.A., as Administrative Agent. Borrower, Atlantic City, Detroit and the Administrative Agent, acting on behalf of the Requisite Banks under each of the Loan Agreements, hereby agree to amend each of the Loan Agreements as follows :

          1.   Definitions. Capitalized terms used herein but not defined are
               -----------
used with the meanings set forth for those terms in the Loan Agreements.

          2.   Amendment to Negative Pledges. Section 6.7(g) of each of the Loan
               -----------------------------
Agreements is hereby amended to read in full as follows (with the added text underscored and in bold for the convenience of the reader):

          "(g) If a Collateral Event occurs (and no Collateral Release has subsequently occurred), equal, ratable and pari passu Liens securing the
                                                 ----------
      MGM Senior Notes, the Obligations and the Indebtedness under the Other Loan Agreements and any other senior Indebtedness of Borrower and its
                      -----------------------------------------------------
      Subsidiaries the incurrence of which is permitted by Section 6.8 plus
      ----------------------------------------------------------------
      interest, fees, premium, indemnities, expenses and other amounts which are not principal relating or payable with respect to such principal amount, on collateral which is not, as of any date of determination, more extensive than the collateral encumbered by the Loan Documents, and, in any event, Negative Pledges which are not more extensive than the
      ------------
      Negative Pledge contained in this Section relating to the MGM Senior Notes, the Indebtedness under the Other Loan Agreements or any other
             -------------------------------------------------------------
      senior Indebtedness of Borrower and its Subsidiaries the incurrence of
      ----------------------------------------------------------------------
      which is permitted by Section 6.8 and which in any event allow the Liens
      ---------------------------------
      in favor of the Administratie Agent and the other Creditors contemplated herein;"

          Section 6.7 is further amended to add a new clause (i) thereto, to read in full as follows:

          "(i) If a Collateral Event occurs (and thereafter until a Collateral Release), subordinated Liens securing additional Indebtedness of the Borrower and its Subsidiaries the incurrence of which is permitted by
      Section 6.8, plus interest, fees, premium, indemnities, expenses and other amounts which are not principal relating or payable with respect to such principal amount, on collateral which is not, as of any date of determination, more extensive than the collateral encumbered by the Loan Documents, and, in any event, Negative Pledges which are not more extensive than the Negative Pledge contained in this Section relating thereto which allow the Liens in favor of the Administrative Agent and the other Creditors contemplated herein."

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          3.   Conditions Precedent. The effectiveness of this Amendment shall
               --------------------
be conditioned upon the receipt by the Administrative Agent of written consents to the execution, delivery and performance hereof from the Requisite Banks under each of the Loan Agreements referred to.

          4.   Representation and Warranty. Borrower and each of the
               ---------------------------
Co-Borrowers represents and warrants to the Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

          5.   Confirmation. In all other respects, the terms of each Loan
               ------------
Agreement and the other Loan Documents are hereby confirmed.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                           MGM MIRAGE (formerly, MGM GRAND, INC.)
                           MGM GRAND ATLANTIC CITY, INC.
                           and
                           MGM GRAND DETROIT, LLC
                                By: MGM Grand Detroit, Inc., managing member



                           By: /s/ Scott Langsner
                               ---------------------------------------------
                           Scott Langsner, Secretary and Treasurer of each of the foregoing

                           BANK OF AMERICA, N.A., as Administrative Agent



                           By: /s/ Janice Hammond
                               ---------------------------------------------
                                     Janice Hammond, Vice President


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                                CONSENT OF BANK

           This Consent of Bank is delivered with reference to the Term Loan Agreement dated as of April 7, 2000, the Second Amended and Restated Loan Agreement dated as of April 10, 2000 and the 364-Day Loan Agreement dated as of April 10, 2000 (collectively, the "Loan Agreements"), in each case among MGM Grand, Inc., a Delaware corporation (now known as MGM MIRAGE), MGM Grand Atlantic City, Inc., a New Jersey corporation, and MGM Grand Detroit, LLC, a Delaware limited liability company, as Co-Borrowers, the Banks named therein, and Bank of America, N.A., as Administrative Agent.

           The undersigned Bank hereby consents to the execution, delivery and performance of the proposed Omnibus Amendment Agreement to each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Banks, substantially in the form presented to the undersigned as drafts.




_____________________________________
[Typed/Printed Name of Bank]

By:
      -------------------------------

Title:
      -------------------------------

Date:
     --------------------------------



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